UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 28, 2016

HarborOne Bancorp, Inc.

(Exact Name of Registrant as Specified in its Charter)

Massachusetts	001-37778	81-1607465
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

770 Oak Street, Brockton, Massachusetts 02301

(Address of principal executive offices)

(508) 895-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01           Other Events.

On June 28, 2016, HarborOne Bank (the “Bank”) and HarborOne Bancorp, Inc. (the “Company”) issued a press release announcing June 29, 2016 as the expected closing date of the Bank’s reorganization into a mutual holding company form of organization and the Company’s stock offering. The press release also reported the results of the stock offering and announced that the Company’s stock is expected to trade on the Nasdaq Global Select Market under the trading symbol “HONE” beginning on June 30, 2016. A copy of the June 28, 2016 press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On June 29, 2016, the Company issued a press release announcing that the Bank had completed its reorganization into mutual holding company form of organization and the Company’s stock offering. A copy of the June 29, 2016 press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01           Financial Statements and Exhibits.

	(d)	Exhibits

Number		Description

99.1		Press release dated June 28, 2016
99.2		Press release dated June 29, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

HARBORONE BANCORP, INC.

	By:	/s/ Joseph F. Casey
	Name:	Joseph F. Casey
	Title:	Executive Vice President, Chief Operating Officer and Chief Financial Officer

Date: June 30, 2016

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated June 28, 2016
99.2	Press release dated June 29, 2016